UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  6/12/2015

Commission file number: 000-54046

GREENPLEX SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0856924
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

2525 East 29th Ave.

Suite. 10-B

Spokane, WA 99223

 (Address of principal executive offices)

(208) 591-3281

(Registrant’s telephone number)

_____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

ITEM 1.01  Entry into a Material Definitive Agreement

Shares Purchased

On June 12 and 19, 2015, GreenPlex entered into a definitive stock purchase agreements with two unaffiliated investors who collectively purchased 666,666 shares of restricted common stock at $0.15 per share for an aggregate of $100,000.  In addition to the issuance of the restricted common stock, the company issued an aggregate of 333,332 three year stock purchase warrants which have an exercise price of $0.40 per share.

If at any time after June 12 or 19, 2016, the first anniversaries of the close of the private sale in which this Warrant was acquired by Holder, respectively, the common stock of the Company trades and closes at a price of more than $0.50 per share (as adjusted for share splits, recapitalizations or other similar adjustments) for more than 20 consecutive trading days and the resale of the Warrant Stock is covered by a then-current registration statement, then any outstanding Warrants shall become callable, in whole or in part, at $.01 at the discretion of the Company, upon ten (10) days prior written notice (the “Notice Period”) given to the Holder within five business days immediately following the end of such twenty (20) trading day period.

There were no fees, commissions or professional fees for services rendered in connection with the sale of the common stock and warrants.  The transaction was arranged and undertaken by the officers of GreenPlex.

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

ITEM 3.02.  Unregistered Sales of Securities.

On June 12 and 19, 2015, Greenplex Services, Inc. (“GreenPlex”) entered into a definitive stock purchase agreements with two unaffiliated investors who collective purchased 666,666 unregistered shares of Par Value ($0.0001) common stock from its treasury at $0.15 per share in exchange for a total of $100,000 cash.  In addition to the issuance of the restricted common stock, the company issued an aggregate of 333,332 three year stock purchase warrants which have an exercise price of $0.40 per share.  The Company sold these restricted shares to further capitalize the Company in order to pay operating expenses and to assist in executing it business plan.

GreenPlex is relying on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.  We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation, general advertising involved in the offer or sale and no fees were paid in connection with the transaction.

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, entered into by the Company on June 12 and 19, 2015. (Incorporated by reference to Exhibit 10.1 of Form 8-K filed on August 8, 2014)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenplex Services, Inc. (Registrant)

Date: June 22, 2015 By: /s/ Dale Robbins Dale Robbins President

3